Exhibit 99.1

News Release	Williams (NYSE: WMB)
One Williams Center
Tulsa, OK 74172
800-Williams
www.williams.com
DATE: Sept. 19, 2011

MEDIA CONTACT:	INVESTOR CONTACT:
Jeff Pounds	Sharna Reingold
(918) 573-3332	(918) 573-2078
Williams to Host Annual Analyst Day Tomorrow
•	Company to Detail Transformation to High-Dividend, High-Growth Energy Infrastructure Company

•	In-Depth Presentations to Cover Infrastructure Businesses; Including Strategies, Key Markets

•	New 2012-13 Adjusted Earnings Per Share Guidance Reflecting E&P Separation Introduced
TULSA, Okla. — Williams (NYSE: WMB) will host its annual Analyst Day tomorrow that will feature an in-depth presentation on the company’s transformation into a high-dividend, high-growth energy infrastructure company.
In addition to the strategic and financial overview, Analyst Day will feature in-depth presentations on the Williams Partners L.P. (NYSE: WPZ) midstream and gas pipeline businesses, as well as Williams’ midstream Canada and olefins business.
Presenters will include Alan Armstrong, president and chief executive officer; Don Chappel, chief financial officer; Randy Barnard, president of the gas pipeline business; Rory Miller, president of the midstream business; and other key members of Williams’ management team. Williams will not be presenting any information on the company’s exploration and production business.
Williams’ Analyst Day will be broadcast live via webcast beginning tomorrow at 8:45 a.m. EDT. Participants are encouraged to access the webcast at www.williams.com or www.williamslp.com. Slides will be available tomorrow morning on both web sites for viewing, downloading and printing. A replay of the Analyst Day webcast will be available for two weeks following the event at the web sites listed above.
New Adjusted EPS, Cash Flow Guidance for 2011-13
For the first time, Williams is providing 2012-13 guidance for adjusted earnings per share assuming Exploration & Production separation and related exclusion of E&P results from Williams’ results from continuing operations. Previous adjusted earnings per share guidance for 2011 issued on Aug. 3, which includes E&P, is unchanged.
Previous 2011 guidance for cash flow from continuing operations, including E&P, is being updated. Cash flow from continuing operations guidance, assuming separation of E&P, is being introduced for 2012-13.
Williams Partners’ guidance for 2013 distributable cash flow (DCF) attributable to partnership operations and cash distribution coverage ratio also are being introduced. The previous 2012 guidance for those metrics is updated from guidance provided on Aug. 3, while the previous 2011 guidance is unchanged.
All other Williams and Williams Partners guidance figures provided on Sept. 6 are unchanged. The following chart provides updated and new guidance for certain earnings and cash flow metrics for Williams and Williams Partners.
Select Earnings and Cash Flow Guidance for
Williams and Williams Partners L.P. (Includes E&P)

	2011
As of Sept. 19, 2011	Low	Mid	High
Williams
Adjusted Diluted Earnings Per Share (1)	$1.35	$1.60	$1.85
Cash Flow from Continuing Operations (millions)	$2,755	$3,055	$3,355

Williams Partners L.P.
DCF Attributable to Partnership Ops. (millions) (1)	$1,350	$1,500	$1,650
Cash Distribution Coverage Ratio (1)	1.2x	1.3x	1.4x
Select Earnings and Cash Flow Guidance for Williams
and Williams Partners L.P. (Assumes 1/1/12
Separation of E&P)

	2012			2013
	Low	Mid	High	Low	Mid	High
Williams
Adjusted Diluted Earnings Per Share (1)	$1.15	$1.38	$1.60	$1.15	$1.48	$1.80
Cash Flow from Continuing Operations (millions)	$1,950	$2,200	$2,450	$2,050	$2,250	$2,450

Williams Partners L.P.
DCF Attributable to Partnership Ops. (millions) (1)	$1,335	$1,585	$1,835	$1,450	$1,775	$2,100
Cash Distribution Coverage Ratio (1)	1.0x	1.2x	1.3x	1.0x	1.2x	1.3x

(1)	Adjusted Diluted Earnings Per Share (WMB), DCF Attributable to Partnership Operations (WPZ) and Cash Distribution Coverage Ratio (WPZ) are non- GAAP measures. Reconciliations to the most relevant measures included in GAAP are attached to this news release.
About Williams (NYSE: WMB)
Williams is an integrated natural gas company focused on exploration and production, midstream gathering and processing, and interstate natural gas transportation primarily in the Rocky Mountains, Gulf Coast, Pacific Northwest, Eastern Seaboard and the Marcellus Shale in Pennsylvania. Most of the company’s interstate gas pipeline and midstream assets are held through its 75-percent ownership interest (including the general-partner interest) in Williams Partners L.P. (NYSE: WPZ), a leading diversified master limited partnership. More information is available at www.williams.com. Go to
http://www.b2i.us/irpass.asp?BzID=630&to=ea&s=0 to join our e-mail list.
About Williams Partners L.P. (NYSE: WPZ)
Williams Partners L.P. is a leading diversified master limited partnership focused on natural gas transportation; gathering, treating, and processing; storage; natural gas liquid (NGL) fractionation; and oil transportation. The partnership owns interests in three major interstate natural gas pipelines that, combined, deliver 14 percent of the natural gas consumed in the United States. The partnership’s gathering and processing assets include large-scale operations in the U.S. Rocky Mountains and both onshore and offshore along the Gulf of Mexico. Williams (NYSE: WMB) owns approximately 75 percent of Williams Partners, including the general-partner interest. More information is available at www.williamslp.com. Go to
http://www.b2i.us/irpass.asp?BzID=1296&to=ea&s=0 or http://www.b2i.us/irpass.asp?BzID=630&to=ea&s=0 to join our email list.
# # #
Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Estimates of proved, probable, and possible gas and oil reserves;

•	Reserve potential;

•	Development drilling potential;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business segments; and

•	Natural gas, natural gas liquids, and crude oil prices and demand.
Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this announcement. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
•	Availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas and oil reserves), market demand, volatility of prices, and the availability and cost of capital;

•	Inflation, interest rates, fluctuation in foreign exchange, and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•	Costs of, changes in, or the results of laws, government regulations (including climate change regulation and/or potential additional regulation of drilling and completion of wells), environmental liabilities, litigation, and rate proceedings;

•	Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism; and

•	Additional risks described in our filings with the Securities and Exchange Commission (“SEC”).
Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this announcement. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on Feb. 24, 2011, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.
Williams Partners L.P. is a limited partnership formed by The Williams Companies, Inc. (Williams). Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	The levels of cash distributions to unitholders;

•	Seasonality of certain business segments; and

•	Natural gas and natural gas liquids prices and demand.
Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this announcement. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
•	Whether we have sufficient cash from operations to enable us to maintain current levels of cash distributions or to pay cash distributions following establishment of cash reserves and payment of fees and expenses, including payments to our general partner;

•	Availability of supplies (including the uncertainties inherent in assessing and estimating future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital;

•	Inflation, interest rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•	Costs of, changes in, or the results of laws, government regulations (including climate change regulation and/or potential additional regulation of drilling and completion of wells), environmental liabilities, litigation and rate proceedings;

•	Our allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by our affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risks of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism; and

•	Additional risks described in our filings with the Securities and Exchange Commission (SEC).
Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this announcement. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
Limited partner interests are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on February 24, 2011, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williamslp.com.

WMB Non-GAAP Disclaimer
This press release includes certain financial measures, adjusted segment profit, adjusted earnings and adjusted per share measures that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. Adjusted segment profit, adjusted earnings and adjusted per share measures exclude items of income or loss that the company characterizes as unrepresentative of its ongoing operations and reflects mark-to-market adjustments for certain hedges and other derivatives in Exploration & Production. These measures provide investors meaningful insight into the company’s results from ongoing operations and better reflect results on a basis that is more consistent with derivative portfolio cash flows. The mark-to-market adjustments reverse forward unrealized mark-to-market gains or losses from derivatives and add realized gains or losses from derivatives for which mark-to-market income has been previously recognized, with the effect that the resulting adjusted segment profit is presented as if mark-to-market accounting had never been applied to these derivatives. The measure is limited by the fact that it does not reflect potential unrealized future losses or gains on derivative contracts. However, management compensates for this limitation since derivative assets and liabilities do reflect unrealized gains and losses of derivative contracts. Overall, management believes the mark-to-market adjustments provide an alternative measure that more closely matches realized cash flows for these derivatives but does not substitute for actual cash flows.
This press release is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare a company’s performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the company and aid investor understanding. Neither adjusted segment profit, adjusted earnings nor adjusted per share measures are intended to represent an alternative to segment profit, net income or earnings per share. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

WPZ Non-GAAP Disclaimer
This press release includes certain financial measures — Distributable Cash Flow, Cash Distribution Coverage Ratio, and Adjusted Segment Profit — that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission.
For Williams Partners L.P., Adjusted Segment Profit excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Management believes Adjusted Segment Profit provides investors meaningful insight into Williams Partners L.P.’s results from ongoing operations.
For Williams Partners L.P. we define Distributable Cash Flow as net income plus depreciation and amortization and cash distributions from our equity investments less our earnings from our equity investments, distributions to noncontrolling interests and maintenance capital expenditures. We also adjust for payments and/or reimbursements under omnibus agreements with Williams and certain other items. Total Distributable Cash Flow is reduced by any amounts associated with operations, which occurred prior to our ownership of the underlying assets to arrive at Distributable Cash Flow attributable to partnership operations.
For Williams Partners L.P. we also calculate the ratio of Distributable Cash Flow attributable to partnership operations to the total cash distributed (Cash Distribution Coverage Ratio). This measure reflects the amount of Distributable Cash Flow relative to our cash distribution. We have also provided this ratio calculated using the most directly comparable GAAP measure, net income.
This press release is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Partnership’s assets and the cash that the business is generating. Neither Adjusted Segment Profit nor Distributable Cash Flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

2011 forecast guidance — reported to adjusted

	September 20 Guidance
	Reported	Adjustment		Adjusted
Dollars in millions	Low - High	Items		Low - High
Segment profit	$2,263-2,888	$12		$2,275-2,900

Net interest expense	(600)-(630)	25	[1]	(575)-(605)

General corporate/other/rounding	(633)-(658)	473	[1]	(160)-(185)

Pretax income	1,030-1,600	510		1,540-2,110

Provision for income tax	(174)-(374)	(301)[2]		(475)-(675)

Income from continuing operations	$856-1,226	$209		$1,065-1,435

Net income attributable to noncontrolling interests	(254)-(324)	(1)		(255)-(325)

Amounts attributable to Williams:
Income from continuing operations	$602-902	$208		$810-1,110
Adjusted Diluted EPS	$1.00-1.50			$1.35-1.85

Notes:	A more detailed schedule reconciling Income from continuing operations to Adjusted income from continuing operations is provided in this presentation.

[1] Represents separation and transition costs related to E&P separation.

[2] Includes tax settlements and a revised assessment related to certain federal and international matters recorded in 1Q 2011.

Reconciliation of forecasted reported income from continuing operations to adjusted income from continuing operations after MTM adjustments

	2011 Guidance						2012 Guidance			2013 Guidance
	PRE E&P SEPARATION						POST E&P SEPARATION — DOES NOT INCLUDE EXPL. & PROD.
Dollars in millions	Low		Midpoint		High		Low	Midpoint	High	Low	Midpoint	High
Reported income from continuing operations	$602		$752		$902		$695	$833	$970	$695	$893	$1,090
Adjustments — pretax	509	[1]	509	[1]	509	[1]	—	—	—	—	—	—
Less taxes	(301)[1]		(301)[1]		(301)[1]		—	—	—	—	—	—

Adjustments — after tax	208		208		208		—	—	—	—	—	—
Adjusted income from continuing ops	$810		$960		$1,110		$695	$833	$970	$695	$893	$1,090
Adjusted diluted EPS	$1.35		$1.60		$1.85		$1.15	$1.38	$1.60	$1.15	$1.48	$1.80

Notes:	All amounts attributable to Williams.

[1] A detailed schedule of adjustments is presented in this presentation.

2011 Non-GAAP adjustment detail

$ in millions
Segment Profit Adjustments:

Williams Partners (WPZ)
Gain on sale of base gas from Hester storage field	$(4)
Loss related to Eminence storage facility leak	7

Total Williams Partners adjustments	3

Exploration & Production (E&P)
Mark-to-market adjustments	20

Total Exploration & Production adjustments	20

Midstream Canada & Olefins
Total Midstream Canada & Olefins adjustments	—

Other
(Gain)/loss from Venezuela investment	(11)

Total Other adjustments	(11)

Adjustments included in segment profit (loss)	$12

Adjustments below segment profit (loss)
E&P Separation and Transition Costs	473
E&P Separation and Transition Costs — Interest Related	25
Allocation of Williams Partners’ adjustments to noncontrolling interests	(1)

Total adjustments below segment profit	497

Total adjustments	$509
Less tax effect for above items	(177)
Adjustments for tax-related items [1]	(124)

Total adjustments after tax	$208

1)	Includes federal tax settlements and an international revised assessment

Net income & distributable cash flow

	2011 Guidance						2012 Guidance						2013 Guidance
Dollars in millions	Low		Midpoint		High		Low		Midpoint		High		Low		Midpoint		High
Net Income	$1,200		$1,350		$1,500		$1,100		$1,365		$1,630		$1,125		$1,463		$1,800
D D & A	610		630		650		635		655		675		660		680		700
Maintenance Capex [1]	(500)		(523)		(545)		(410)		(445)		(480)		(350)		(385)		(420)
WMB Indemnity [1]	30		30		30		—		—		—		—		—		—
Other / Rounding	10		13		15		10		10		10		15		18		20

Distributable Cash Flow	$1,350		$1,500		$1,650		$1,335		$1,585		$1,835		$1,450		$1,775		$2,100

Cash Distributions [2]	$1,143		$1,160		$1,178		$1,272		$1,337		$1,396		$1,417		$1,525		$1,632

Cash Distribution Coverage Ratio	1.2	x	1.3	x	1.4	x	1.0	x	1.2	x	1.3	x	1.0	x	1.2	x	1.3	x

Net Income / Cash Distributions	1.0	x	1.2	x	1.3	x	0.9	x	1.0	x	1.2	x	0.8	x	1.0	x	1.1	x

Notes:	1 Maintenance capex includes $30 million that will be reimbursed by WMB and thus does not affect distributable cash flow.

2 Distributions reflect accrued distributions of $0.7325 per LP unit in 2Q 2011 increasing at a quarterly rate of 1.0¢ in the low case, 1.5¢ in the midpoint case and 2.0¢ in the high case. These increases approximate annual increases of 6-10%. Distributions are paid in the quarter following the period in which they are earned. Thus, cash distributions here do not match paid cash distributions on the cash flow schedules.